FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Accumulated impairment losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 12.1	$ 14.4
Changes in expected credit losses charged to income	35.6	16.3
Business acquisitions	36.3
Write-off	(25.4)	(18.6)
Balance at end of year	$ 58.6	$ 12.1